Exhibit 32.1

EX-32.1 SECTION 906 CEO AND CFO CERTIFICATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of BioMarin Pharmaceutical Inc. (the “Company”) for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Louis Drapeau, as Chief Executive Officer of the Company, and Jeffrey H. Cooper, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LOUIS DRAPEAU
Louis Drapeau
Chief Executive Officer
April 29, 2005

/s/ JEFFREY H. COOPER
Jeffrey H. Cooper
Chief Financial Officer
April 29, 2005